UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 8, 2006

                            CHECKPOINT SYSTEMS, INC.
    (Exact name of Registrant as specified in its Articles of Incorporation)

         Pennsylvania                           22-1895850
----------------------------------   --------------------------------------
  (State of Incorporation)             (IRS Employer Identification No.)

 101 Wolf Drive, PO Box 188, Thorofare, New Jersey         08086
 -------------------------------------------------  -----------------------
    (Address of principal executive offices)            (Zip Code)

                               856-848-1800
         --------------------------------------------------------------
            (Registrant's telephone number, including area code)

                                       N/A

             (Former name or address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02(d)     Election of Directors



         On June 12, 2006, Checkpoint Systems, Inc. issued a press release announcing the appointment of George Babich, Jr. to its Board of Directors.



Item 9.01  Financial Statements and Exhibits

(a) Not applicable


(b) Not applicable


(c) The following exhibits are filed herewith:


Exhibit 99.1 Press Release dated June 12, 2006.


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                          Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CHECKPOINT SYSTEMS, INC.


Dated:  June 12, 2006                            By:    /s/ W. Craig Burns

                                              Title: Executive Vice President,
                                                     Chief Financial Officer
                                                     and Treasurer

                            Checkpoint Systems, Inc.

                                Index of Exhibits

Exhibit
Number          Description

99.1              Press Release dated June 12, 2006